                                  EXHIBIT 10.10

                                   F&M BANCORP
                 CONVERSION OF PATAPSCO VALLEY BANCSHARES, INC.
                STOCK OPTIONS HELD BY OFFICERS AND KEY EMPLOYEES
                                DECEMBER __, 1999

         Pursuant to Section 1.5 of the Agreement and Plan of Merger by and between F&M Bancorp and Patapsco Valley Bancshares, Inc. ("Patapsco"), dated as of September 7, 1999, as amended (the "Merger Agreement"), F&M Bancorp hereby grants to you the substitute stock options as set forth below. Such substitute options shall be subject to the terms and conditions set forth in the Patapsco Valley Bancshares, Inc. Incentive Stock Option Plan. The Prospectus for the Patapsco Valley Bancshares, Inc. Incentive Stock Option Plan is attached hereto as Exhibit A.

         Each Patapsco stock option held by you is hereby converted into an F&M Bancorp stock option which entitles you to purchase a number of shares of F&M Bancorp common stock equal to the number of shares of Patapsco common stock (as to each whole share) which could have been purchased under each Patapsco stock option multiplied by the Exchange Ratio (as defined in the Merger Agreement), rounded down to the nearest whole share. The per share exchange price of each F&M Bancorp stock option granted hereunder shall be equal to the price per share set forth in each Patapsco stock option divided by the Exchange Ratio (as defined in the Merger Agreement), rounded up to the nearest whole cent.

CONVERSION CALCULATION:

Exchange Ratio:  1.18
Officer/Key Employee:

PATAPSCO STOCK OPTIONS:

DATE OF GRANT          SHARES SUBJECT            EXPIRATION          EXERCISE
                       TO OPTION                   DATE                PRICE

F&M BANCORP SUBSTITUTE STOCK OPTIONS:

DATE OF GRANT          SHARES SUBJECT            EXPIRATION          EXERCISE
                       TO OPTION                   DATE                PRICE

         IN WITNESS WHEREOF, having been duly authorized, we have signed this document as of the ___th day of December, 1999.

                                                     F&M Bancorp

                                                     By: _______________________
                                                     Name:    Faye E. Cannon
                                                     Title:   President and
                                                     Chief Executive Officer

                                                     By: _______________________
                                                     Name:    Gordon M. Cooley
                                                     Title:   Secretary

NOTE: WHEN YOU ARE READY TO EXERCISE OPTIONS, OR IF YOU HAVE QUESTIONS ABOUT EXERCISING OPTIONS, PLEASE CALL BRAD ROHRER IN THE FARMERS & MECHANICS NATIONAL BANK FINANCE DEPARTMENT, (301) 695-3075.

                                  EXHIBIT 10.10

PROSPECTUS                                                             EXHIBIT A

          PATAPSCO VALLEY BANCSHARES, INC. INCENTIVE STOCK OPTION PLAN

Pursuant to the Agreement and Plan of Merger (the "Merger") by and between F&M Bancorp and Patapsco Valley Bancshares, Inc. ("Patapsco"), dated as of September 7, 1999, as amended (the "Merger Agreement"), F&M Bancorp has acquired all the outstanding shares of common stock, par value $.01 per share of Patapsco ("Patapsco Common Stock"). In accordance with the terms of the Merger Agreement, each then-outstanding option to purchase Patapsco Common Stock under Patapsco's Incentive Stock Option Plan, as amended (the "Stock Option Plan") became an option to acquire a number of shares of common stock, par value $5.00 per share, of F&M Bancorp ("F&M Bancorp Common Stock"), but remained subject to the terms and conditions of the Stock Option Plan. The number of shares and the exercise price per share of F&M Bancorp Common Stock subject to each such converted option has been determined using the formula described in the Prospectus. Following the conversion of options in accordance with the terms of the Merger Agreement, there were options outstanding under the Stock Option Plan with respect to 43,542 shares of F&M Bancorp Common Stock, which shares of F&M Bancorp Common Stock are covered by this Prospectus.

                                 ---------------


THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                 ---------------

               The date of this Prospectus is December [ ], 1999.

No person is authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offering described herein, and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offer of any securities other than those to which it relates, or an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus nor any sales made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of F&M Bancorp since the date hereof.

                                 ---------------

                             DESCRIPTION OF THE PLAN

                        PATAPSCO VALLEY BANCSHARES, INC.
                           INCENTIVE STOCK OPTION PLAN

ISSUER; DURATION
F&M Bancorp, the principal executive offices of which are at 110 Thomas Johnson Drive, Frederick, Maryland 21702, telephone (301) 694-4000, is the issuer of the securities being offered under the Stock Option Plan, which are 43,542 shares of F&M Bancorp Common Stock. The Stock Option Plan was effective on April 21, 1998 and subsequently approved by Patapsco's stockholders and will continue in effect until all awards granted thereunder have been exercised, satisfied or cancelled under the terms of the Stock Option Plan.

GENERAL
The purpose of the Stock Option Plan is to encourage the sense of proprietorship on the part of officers and key employees of Patapsco, to recognize past valuable services of such officers and key employees, to furnish such officers and key employees with further incentive to develop and promote the business and financial success of Patapsco (and by virtue of the Merger, F&M Bancorp) and to induce such officers and key employees to continue in the service of Patapsco.

The summary of the Stock Option Plan contained in this Prospectus is subject to the actual terms of the Stock Option Plan. A copy of the Stock Option Plan is on file with F&M Bancorp's Secretary.

The Stock Option Plan provides for the grant of stock options which qualify as incentive stock options with the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISOs"). The foregoing are referred to herein as "options", and recipients of any options will be referred to individually or collectively as "optionees". It is not anticipated, however, that any additional options will be issued under the Stock Option Plan.

The Stock Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor is the Plan a qualified plan within the meaning of section 401(a) of the Code.

PLAN ADMINISTRATION
The Stock Option Plan was administered, prior to the Merger, by the President of Patapsco and, following the Merger, will be administered by a committee appointed by F&M Bancorp's board of directors (the "Board"). The committee has the authority to construe and interpret the Stock Option Plan and the respective option agreements entered into thereunder, and to make all other determinations necessary or advisable for administering the Stock Option Plan. The decisions of the committee on any questions concerning or involving the interpretation or administration of the Stock Option Plan are final and conclusive. Members of the committee will serve at the discretion of the Board. Participants in the Stock Option Plan may obtain additional information about the Stock Option Plan and its administrators by contacting Gordon M. Cooley, Esq., F&M Bancorp's
Secretary and General Counsel, at the address set forth above.

SECURITIES SUBJECT TO THE STOCK OPTION PLAN

For purposes of this Prospectus, the Stock Option Plan covers 43,542 shares of F&M Bancorp Common Stock.

ELIGIBILITY
Options have been granted under the Stock Option Plan only to the President of Patapsco, and executive officers and other key employees selected in accordance with the provisions of the Stock Option Plan by the President of Patapsco, and who at the time the options were granted did not own stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of Patapsco.

EXERCISE OF OPTIONS
All options granted under the Stock Option Plan that were outstanding as of the consummation of the Merger have been converted into options to acquire F&M Bancorp Common Stock. The number of shares of F&M Bancorp Common Stock subject to each such converted option is equal to (a) the number of shares of Patapsco Common Stock subject to the original Patapsco option, times (b) the number 1.18 (rounded down to the nearest whole share). The exercise price per share of F&M Bancorp Common Stock subject to each such converted option is equal to (a) the exercise price per share of Patapsco Common Stock under the original Patapsco option, divided by (b) the number 1.18 (rounded up to the nearest whole cent).

Each option granted under the Stock Option Plan expires on the tenth anniversary of the date the option was granted. An option may, however, terminate prior such date in the event the optionee's service terminates or upon the occurrence of certain other events (as described below).

No option may be exercised unless and until the optionee has remained in continuous employ of Patapsco or F&M Bancorp for thirty-six (36) months from the date the option was granted and the optionee is employed by Patapsco or F&M Bancorp at the time of exercise; except, however, that in the event of the death of such optionee while in the employ of Patapsco or F&M Bancorp, or retirement of such optionee within twenty-four (24) months from the date such option was granted, such option shall become exercisable immediately on the date of such death or retirement.

An option may be exercised either at one time as to the total number of shares covered thereby, or from time to time as to any portion thereof in units of one hundred (100) shares or multiples thereof.

In the event of the death of an optionee, the option or options granted to such optionee may be exercised by the legal respresentatives of the estate of such optionee or by the person to whom such optionee's rights under the option shall pass by will or the laws of descent and distribution.

Payment of the exercise price for options granted under the Stock Option Plan may be made in cash, by check payable to the order of F&M Bancorp, with shares of F&M Bancorp Common Stock to the extent the fair market value of such shares, or a combination thereof, at the time of the exercise of the option.

TERMINATION OF EMPLOYMENT
In the event of the termination of an optionee's employment for any cause (other than death, disability or retirement), whether by reason of resignation or discharge, each option granted to such optionee shall terminate immediately prior to such termination.

Each option granted to an optionee shall terminate twelve (12) months from the date of such optionee's death, provided such optionee at the time of his or her death was in the employ of Pataspsco or F&M Bancorp.

PURCHASE OF SHARES FOR INVESTMENT
Each optionee and each other person who shall exercise an option shall represent and agree that all shares pursuant to such option will be purchased for investment and not for distribution or resale thereof.

TRANSFERABILITY
Each option granted under the Stock Option Plan is not transferable except by will or the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee.

AMENDMENT; TERMINATION
Unless the Stock Option Plan shall theretofore have been terminated by the Board, the Stock Option Plan shall terminate on February 25, 2008. The Board shall have the right, at any time, to suspend, amend or terminate the Stock Option Plan; provided, however, that no termination of the Stock Option Plan shall affect or impair the rights of an optionee under any option previously granted under the Stock Option Plan.

RESTRICTIONS ON RESALE

This Prospectus does not cover sales or other dispositions of the F&M Bancorp Common Stock received under the Stock Option Plan by any person who may be deemed to be an affiliated person. Such sales or other dispositions may be made in compliance with the registration requirements of the federal securities laws or the requirements of Rule 144 promulgated thereunder, without being subject to the holding period requirement of such rule, or may be made pursuant to another exemption from such registration. There will be no such restrictions upon sales or other dispositions of F&M Bancorp Common Stock by recipients who are not affiliated persons. An affiliated person, for purposes of the federal securities laws, generally means a senior officer, director or other person who is deemed to control F&M Bancorp.

CERTAIN FEDERAL INCOME TAX EFFECTS

The following discussion of certain relevant federal income tax effects applicable to options granted under the Stock Option Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. It is recommended that holders of options consult their tax advisers before exercise of any option granted under the Stock Option Plan and before disposing of any shares of F&M Bancorp Common Stock acquired upon the exercise thereof or otherwise pursuant to the Stock Option Plan. Different rules may apply in the case of an optionee who is subject to the reporting requirements of Section 16(a) of the Exchange Act. All options granted under the Stock Option Plan are ISOs and are entitled to special tax treatment under section 422 of the Code.

INCENTIVE STOCK OPTIONS
An optionee will not be taxed upon the grant of an ISO. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of F&M Bancorp, Patapsco or a subsidiary of F&M Bancorp at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made by the legal representative of an optionee who dies (i) while in the employ of the F&M Bancorp, Patapsco or a subsidiary of F&M Bancorp or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs.

If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the optionee, the optionee will, except as noted below, recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the exercise price. F&M Bancorp, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee. If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of his ordinary income. In such case, F&M Bancorp may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income. Any capital gain recognized by the optionee will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon how long the stock had been held as of the date of such disposition.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

NONQUALIFIED STOCK OPTIONS
An optionee generally will not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. F&M Bancorp will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

EXERCISE WITH SHARES
Generally, an optionee who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of F&M Bancorp Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the optionee's ordinary income, and the holding period for such additional shares will commence on such date.

                    AVAILABLE REGISTRANT AND PLAN INFORMATION

This Prospectus hereby incorporates by reference the documents that have been incorporated by reference in Item 3 of Part II of F&M Bancorp's registration statements on Form S-8 for shares issuable under the Stock Option Plan filed with the Securities and Exchange Commission ("SEC") on or before the date of this prospectus. These documents include F&M Bancorp's annual report on Form 10-K for its most recent fiscal year, F&M's subsequently filed quarterly reports on Form 10-Q and reports that F&M Bancorp has filed with the SEC subsequently or will file with the SEC in the future, such as reports on Forms 8-K, 10-K and 10-Q. Copies of any or all of these documents, excluding exhibits not specifically incorporated by reference in such documents, will be provided upon request without charge to any participant. A copy of the plan document will also be provided upon request without charge to any participant.

A copy of F&M Bancorp's most recent annual report to stockholders has been delivered or is being delivered with this Prospectus, and an additional copy of such report will be furnished upon request without charge to any participant. F&M Bancorp will also provide without charge to each participant all other stockholder communications and other reports furnished to stockholders of F&M Bancorp on a continuing basis.

All written or oral requests for documents or information should be directed to Gordon M. Cooley, Esq., F&M Bancorp's Secretary and General Counsel, at the address and telephone number indicated on page 3 hereto.

                                  EXHIBIT 10.10

                                   F&M BANCORP
                 CONVERSION OF PATAPSCO VALLEY BANCSHARES, INC.
                    STOCK OPTIONS HELD NON-EMPLOYEE DIRECTORS
                                DECEMBER __, 1999

         Pursuant to Section 1.5 of the Agreement and Plan of Merger by and between F&M Bancorp and Patapsco Valley Bancshares, Inc. ("Patapsco"), dated as of September 7, 1999, as amended (the "Merger Agreement"), F&M Bancorp hereby grants to you the substitute stock options as set forth below. Such substitute options shall be subject to the terms and conditions set forth in the Patapsco Valley Bancshares, Inc. Director's Stock Option Plan. The Prospectus for the Patapsco Valley Bancshares, Inc. Director's Stock Option Plan is attached hereto as Exhibit A.

         Each Patapsco stock option held by you is hereby converted into an F&M Bancorp stock option which entitles you to purchase a number of shares of F&M Bancorp common stock equal to the number of shares of Patapsco common stock (as to each whole share) which could have been purchased under each Patapsco stock option multiplied by the Exchange Ratio (as defined in the Merger Agreement), rounded down to the nearest whole share. The per share exchange price of each F&M Bancorp stock option granted hereunder shall be equal to the price per share set forth in each Patapsco stock option divided by the Exchange Ratio (as defined in the Merger Agreement), rounded up to the nearest whole cent.

CONVERSION CALCULATION:

Exchange Ratio:  1.18
Non-Employee Director:

PATAPSCO STOCK OPTIONS:

DATE OF GRANT          SHARES SUBJECT            EXPIRATION          EXERCISE
                       TO OPTION                   DATE                PRICE

F&M BANCORP SUBSTITUTE STOCK OPTIONS:

DATE OF GRANT          SHARES SUBJECT            EXPIRATION          EXERCISE
                       TO OPTION                   DATE                PRICE

         IN WITNESS WHEREOF, having been duly authorized, we have signed this document as of the ___th day of December, 1999.

                                                     F&M Bancorp

                                                     By: _______________________
                                                     Name:    Faye E. Cannon
                                                     Title:   President and
                                                     Chief Executive Officer

                                                     By: _______________________
                                                     Name:    Gordon M. Cooley
                                                     Title:   Secretary

NOTE: WHEN YOU ARE READY TO EXERCISE OPTIONS, OR IF YOU HAVE QUESTIONS ABOUT EXERCISING OPTIONS, PLEASE CALL BRAD ROHRER IN THE FARMERS & MECHANICS NATIONAL BANK FINANCE DEPARTMENT, (301) 695-3075.

                                  EXHIBIT 10.10

PROSPECTUS                                                             EXHIBIT A

          PATAPSCO VALLEY BANCSHARES, INC. DIRECTOR'S STOCK OPTION PLAN

Pursuant to the Agreement and Plan of Merger (the "Merger") by and between F&M Bancorp and Patapsco Valley Bancshares, Inc. ("Patapsco"), dated as of September 7, 1999, as amended (the "Merger Agreement"), F&M Bancorp has acquired all the outstanding shares of common stock, par value $.01 per share of Patapsco ("Patapsco Common Stock"). In accordance with the terms of the Merger Agreement, each then-outstanding option to purchase Patapsco Common Stock under Patapsco's Director's Stock Option Plan (the "Stock Option Plan") became an option to acquire a number of shares of common stock, par value $5.00 per share, of F&M Bancorp ("F&M Bancorp Common Stock"), but remained subject to the terms and conditions of the Stock Option Plan. The number of shares and the exercise price per share of F&M Bancorp Common Stock subject to each such converted option has been determined using the formula described in the Prospectus. Following the conversion of options in accordance with the terms of the Merger Agreement, there were options outstanding under the Stock Option Plan with respect to 49,560 shares of F&M Bancorp Common Stock, which shares of F&M Bancorp Common Stock are covered by this Prospectus.

                                 ---------------


THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                 ---------------

               The date of this Prospectus is December [ ], 1999.

No person is authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offering described herein, and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offer of any securities other than those to which it relates, or an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus nor any sales made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of F&M Bancorp since the date hereof.

                                 ---------------

                             DESCRIPTION OF THE PLAN

                        PATAPSCO VALLEY BANCSHARES, INC.
                          DIRECTOR'S STOCK OPTION PLAN

ISSUER; DURATION
F&M Bancorp, the principal executive offices of which are at 110 Thomas Johnson Drive, Frederick, Maryland 21702, telephone (301) 694-4000, is the issuer of the securities being offered under the Stock Option Plan, which are 49,560 shares of F&M Bancorp Common Stock. The Stock Option Plan was effective on April 21, 1998 and subsequently approved by Patapsco's stockholders and will continue in effect until all awards granted thereunder have been exercised, satisfied or cancelled under the terms of the Stock Option Plan.

GENERAL
The purpose of the Stock Option Plan is to encourage the sense of proprietorship on the part of non-employee directors of Patapsco, to recognize past valuable services of such non-employee directors, to furnish such non-employee directors with further incentive to develop and promote the business and financial success of Patapsco and to induce such non-employee directors to continue in the service of Patapsco.

The summary of the Stock Option Plan contained in this Prospectus is subject to the actual terms of the Stock Option Plan. A copy of the Stock Option Plan is on file with F&M Bancorp's Secretary.

The Stock Option Plan provides for the grant of stock options which do not qualify as incentive stock options with the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), known as nonqualified stock options ("NSOs"). The foregoing are referred to herein as "options", and recipients of any options will be referred to individually or collectively as "optionees". It is not anticipated, however, that any additional options will be issued under the Stock Option Plan.

The Stock Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor is the Plan a qualified plan within the meaning of section 401(a) of the Code.

PLAN ADMINISTRATION
The Stock Option Plan was administered, prior to the Merger, by the President of Patapsco and, following the Merger, will be administered by a committee appointed by F&M Bancorp's board of directors (the "Board"). The committee has the power and authority to construe and interpret the Stock Option Plan and the respective option agreements entered into thereunder. The decisions of the committee on any questions concerning or involving the interpretation or administration of the Stock Option Plan are final and conclusive. Members of the committee will serve at the discretion of the Board. Participants in the Stock Option Plan may obtain additional information about the Stock Option Plan and its administrators by contacting Gordon M. Cooley, Esq., F&M Bancorp's
Secretary and General Counsel, at the address set forth above.

SECURITIES SUBJECT TO THE STOCK OPTION PLAN
For purposes of this Prospectus, the Stock Option Plan covers 49,560 shares of F&M Bancorp Common Stock.

ELIGIBILITY
Options have been granted under the Stock Option Plan only to non-employee directors of Patapsco.

EXERCISE OF OPTIONS
All options granted under the Stock Option Plan that were outstanding as of the consummation of the Merger have been converted into options to acquire F&M Bancorp Common Stock. The number of shares of F&M Bancorp Common Stock subject to each such converted option is equal to (a) the number of shares of Patapsco Common Stock subject to the original Patapsco option, times (b) the number 1.18 (rounded down to the nearest whole share). The exercise price per share of F&M Bancorp Common Stock subject to each such converted option is equal to (a) the exercise price per share of Patapsco Common Stock under the original Patapsco option, divided by (b) the number 1.18 (rounded up to the nearest whole cent).

Each option granted under the Stock Option Plan expires on the tenth anniversary of the date the option was granted. An option may, however, terminate prior such date in the event the optionee's service terminates or upon the occurrence of certain other events (as described below).

An option may be exercised either at one time as to the total number of shares covered thereby, or from time to time as to any portion thereof in units of one hundred (100) shares or multiples thereof.

In the event of the death of an optionee, the option or options granted to such optionee may be exercised by the legal respresentatives of the estate of such optionee or by the person to whom such optionee's rights under the option shall pass by will or the laws of descent and distribution.

Payment of the exercise price for options granted under the Stock Option Plan may be made in cash, by check payable to the order of F&M Bancorp, with shares of F&M Bancorp Common Stock to the extent the fair market value of such shares, or a combination thereof, at the time of the exercise of the option.

TERMINATION OF SERVICE AS A DIRECTOR
In the event of the termination of an optionee's service as a director for any cause (other than death or mandatory retirement because of age), each option granted to such optionee shall terminate immediately prior to such termination.

Each option granted to an optionee shall terminate twelve (12) months from the date of such optionee's death, provided such optionee at the time of his or her death was a director of Pataspsco.

TRANSFERABILITY
Each option granted under the Stock Option Plan is not transferable except by will or the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee.

PURCHASE OF SHARES FOR INVESTMENT
Each optionee and each other person who shall exercise an option shall represent and agree that all shares pursuant to such option will be purchased for investment and not for distribution or resale thereof.

AMENDMENT; TERMINATION
Unless the Stock Option Plan shall theretofore have been terminated by the Board, the Stock Option Plan shall terminate on February 25, 2008. The Board shall have the right, at any time, to suspend, amend or terminate the Stock Option Plan; provided, however, that no termination of the Stock Option Plan shall affect or impair the rights of an optionee under any option previously granted under the Stock Option Plan.

RESTRICTIONS ON RESALE
This Prospectus does not cover sales or other dispositions of the F&M Bancorp Common Stock received under the Stock Option Plan by any person who may be deemed to be an affiliated person. Such sales or other dispositions may be made in compliance with the registration requirements of the federal securities laws or the requirements of Rule 144 promulgated thereunder, without being subject to the holding period requirement of such rule, or may be made pursuant to another exemption from such registration. There will be no such restrictions upon sales or other dispositions of F&M Bancorp Common Stock by recipients who are not affiliated persons. An affiliated person, for purposes of the federal securities laws, generally means a senior officer, director or other person who is deemed to control F&M Bancorp.

CERTAIN FEDERAL INCOME TAX EFFECTS
The following discussion of certain relevant federal income tax effects applicable to options granted under the Stock Option Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. It is recommended that holders of options consult their tax advisers before exercise of any option granted under the Stock Option Plan and before disposing of any shares of F&M Bancorp Common Stock acquired upon the exercise thereof or otherwise pursuant to the Stock Option Plan. Different rules may apply in the case of an optionee who is subject to the reporting requirements of Section 16(a) of the Exchange Act. All options granted under the Stock Option Plan are NSOs and are not entitled to special tax treatment under section 422 of the Code.

NONQUALIFIED STOCK OPTIONS
An optionee generally will not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. F&M Bancorp will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

EXERCISE WITH SHARES
Generally, an optionee who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of F&M Bancorp Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the optionee's ordinary income, and the holding period for such additional shares will commence on such date.

AVAILABLE REGISTRANT AND PLAN INFORMATION

This Prospectus hereby incorporates by reference the documents that have been incorporated by reference in Item 3 of Part II of F&M Bancorp's registration statements on Form S-8 for shares issuable under the Stock Option Plan filed with the Securities and Exchange Commission ("SEC") on or before the date of this prospectus. These documents include F&M Bancorp's annual report on Form 10-K for its most recent fiscal year, F&M's subsequently filed quarterly reports on Form 10-Q and reports that F&M Bancorp has filed with the SEC subsequently or will file with the SEC in the future, such as reports on Forms 8-K, 10-K and 10-Q. Copies of any or all of these documents, excluding exhibits not specifically incorporated by reference in such documents, will be provided upon request without charge to any participant. A copy of the plan document will also be provided upon request without charge to any participant.

A copy of F&M Bancorp's most recent annual report to stockholders has been delivered or is being delivered with this Prospectus, and an additional copy of such report will be furnished upon request without charge to any participant. F&M Bancorp will also provide without charge to each participant all other stockholder communications and other reports furnished to stockholders of F&M Bancorp on a continuing basis.

All written or oral requests for documents or information should be directed to Gordon M. Cooley, Esq., F&M Bancorp's Secretary and General Counsel, at the address and telephone number indicated on page 3 hereto.

                                  EXHIBIT 10.10

                                   F&M BANCORP
                 CONVERSION OF PATAPSCO VALLEY BANCSHARES, INC.
                         STOCK OPTIONS HELD BY EMPLOYEES
                                DECEMBER __, 1999

         Pursuant to Section 1.5 of the Agreement and Plan of Merger by and between F&M Bancorp and Patapsco Valley Bancshares, Inc. ("Patapsco"), dated as of September 7, 1999, as amended (the "Merger Agreement"), F&M Bancorp hereby grants to you the substitute stock options as set forth below. Such substitute options shall be subject to the terms and conditions set forth in the Patapsco Valley Bancshares, Inc. Employee Stock Purchase Plan. The Prospectus for the Patapsco Valley Bancshares, Inc. Employee Stock Purchase Plan is attached hereto as Exhibit A.

         Each Patapsco stock option held by you is hereby converted into an F&M Bancorp stock option which entitles you to purchase a number of shares of F&M Bancorp common stock equal to the number of shares of Patapsco common stock (as to each whole share) which could have been purchased under each Patapsco stock option multiplied by the Exchange Ratio (as defined in the Merger Agreement), rounded down to the nearest whole share. The per share exchange price of each F&M Bancorp stock option granted hereunder shall be equal to the price per share set forth in each Patapsco stock option divided by the Exchange Ratio (as defined in the Merger Agreement), rounded up to the nearest whole cent.

CONVERSION CALCULATION:

Exchange Ratio:  1.18
Employee:

PATAPSCO STOCK OPTIONS:

DATE OF GRANT          SHARES SUBJECT            EXPIRATION          EXERCISE
                       TO OPTION                   DATE                PRICE

F&M BANCORP SUBSTITUTE STOCK OPTIONS:

DATE OF GRANT          SHARES SUBJECT            EXPIRATION          EXERCISE
                       TO OPTION                   DATE                PRICE

         IN WITNESS WHEREOF, having been duly authorized, we have signed this document as of the ___th day of December, 1999.

                                                     F&M Bancorp

                                                     By: _______________________
                                                     Name:    Faye E. Cannon
                                                     Title:   President and
                                                     Chief Executive Officer

                                                     By: _______________________
                                                     Name:    Gordon M. Cooley
                                                     Title:   Secretary

NOTE: WHEN YOU ARE READY TO EXERCISE OPTIONS, OR IF YOU HAVE QUESTIONS ABOUT EXERCISING OPTIONS, PLEASE CALL BRAD ROHRER IN THE FARMERS & MECHANICS NATIONAL BANK FINANCE DEPARTMENT, (301) 695-3075.

                                  EXHIBIT 10.10

PROSPECTUS                                                             EXHIBIT A

          PATAPSCO VALLEY BANCSHARES, INC. EMPLOYEE STOCK PURCHASE PLAN

Pursuant to the Agreement and Plan of Merger (the "Merger") by and between F&M Bancorp and Patapsco Valley Bancshares, Inc. ("Patapsco"), dated as of September 7, 1999, as amended (the "Merger Agreement"), F&M Bancorp has acquired all the outstanding shares of common stock, par value $.01 per share of Patapsco ("Patapsco Common Stock"). In accordance with the terms of the Merger Agreement, each then-outstanding option to purchase Patapsco Common Stock under Patapsco's Employee Stock Purchase Plan, as amended (the "Stock Purchase Plan") became an option to acquire a number of shares of common stock, par value $5.00 per share, of F&M Bancorp ("F&M Bancorp Common Stock"), but remained subject to the terms and conditions of the Stock Purchase Plan. The number of shares and the exercise price per share of F&M Bancorp Common Stock subject to each such converted option has been determined using the formula described in the Prospectus. Following the conversion of options in accordance with the terms of the Merger Agreement, there were options outstanding under the Stock Purchase Plan with respect to 48,498 shares of F&M Bancorp Common Stock, which shares of F&M Bancorp Common Stock are covered by this Prospectus.

                                 ---------------


THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                 ---------------

               The date of this Prospectus is December [ ], 1999.

No person is authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offering described herein, and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offer of any securities other than those to which it relates, or an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus nor any sales made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of F&M Bancorp since the date hereof.

                                 ---------------

                             DESCRIPTION OF THE PLAN

                        PATAPSCO VALLEY BANCSHARES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

ISSUER; DURATION
F&M Bancorp, the principal executive offices of which are at 110 Thomas Johnson Drive, Frederick, Maryland 21702, telephone (301) 694-4000, is the issuer of the securities being offered under the Stock Purchase Plan, which are 48,498 shares of F&M Bancorp Common Stock. The Stock Purchase Plan was effective on April 21, 1998 and subsequently approved by Patapsco's stockholders and will continue in effect until all awards granted thereunder have been exercised, satisfied or cancelled under the terms of the Stock Purchase Plan.

GENERAL
The purpose of the Stock Purchase Plan is to encourage the sense of proprietorship on the part of employees of Patapsco, to recognize past valuable services of such employees, to furnish such employees with further incentive to develop and promote the business and financial success of Patapsco (and by virtue of the Merger, F&M Bancorp) and to induce such employees to continue in the service of Patapsco.

The summary of the Stock Purchase Plan contained in this Prospectus is subject to the actual terms of the Stock Purchase Plan. A copy of the Stock Purchase Plan is on file with F&M Bancorp's Secretary.

The Stock Purchase Plan provides for the grant of stock options which are qualified options within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The foregoing are referred to herein as "options", and recipients of any options will be referred to individually or collectively as "optionees". It is not anticipated, however, that any additional options will be issued under the Stock Purchase Plan.

The Stock Purchase Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor is the Plan a qualified plan within the meaning of section 401(a) of the Code.

PLAN ADMINISTRATION
The Stock Purchase Plan was administered, prior to the Merger, by the President, Chief Operating Officer and Chief Financial Officer of Patapsco and, following the Merger, will be administered by a committee appointed by F&M Bancorp's board of directors (the "Board"). The committee has the authority to construe and interpret the Stock Purchase Plan and the respective option agreements entered into thereunder, and to make all other determinations necessary or advisable for administering the Stock Purchase Plan. The decisions of the committee on any questions concerning or involving the interpretation or administration of the Stock Purchase Plan are final and conclusive. Members of the committee will serve at the discretion of the Board. Participants in the Stock Purchase Plan may obtain additional information about the Stock Purchase Plan and its administrators by contacting

Gordon M. Cooley, Esq., F&M Bancorp's Secretary and General Counsel, at the address set forth above.

SECURITIES SUBJECT TO THE STOCK PURCHASE PLAN
For purposes of this Prospectus, the Stock Purchase Plan covers 48,498 shares of F&M Bancorp Common Stock.

ELIGIBILITY
Options have been granted under the Stock Purchase Plan only to employees of Patapsco who at the time the options were granted did not own stock possessing more than 5% of the total combined voting power of all classes of outstanding stock of Patapsco.

EXERCISE OF OPTIONS
All options granted under the Stock Purchase Plan that were outstanding as of the consummation of the Merger have been converted into options to acquire F&M Bancorp Common Stock. The number of shares of F&M Bancorp Common Stock subject to each such converted option is equal to (a) the number of shares of Patapsco Common Stock subject to the original Patapsco option, times (b) the number 1.18 (rounded down to the nearest whole share). The exercise price per share of F&M Bancorp Common Stock subject to each such converted option is equal to (a) the exercise price per share of Patapsco Common Stock under the original Patapsco option, divided by (b) the number 1.18 (rounded up to the nearest whole cent).

Each option granted under the Stock Purchase Plan expires twenty-seven months from the date the option was granted. An option may, however, terminate prior such date in the event the optionee's service terminates or upon the occurrence of certain other events (as described below).

No option may be exercised unless and until the optionee has remained in continuous employ of Patapsco or F&M Bancorp for twelve (12) months from the date the option was granted and the optionee is employed by Patapsco or F&M Bancorp at the time of exercise; except, however, that in the event of the death of such optionee while in the employ of Patapsco or F&M Bancorp, or retirement of such optionee within twenty-four (24) months from the date such option was granted, such option shall become exercisable immediately on the date of such death or retirement.

An option may be exercised either at one time as to the total number of shares covered thereby, or from time to time as to any portion thereof in units of ten
(10) shares or multiples thereof.

In the event of the death of an optionee, the option or options granted to such optionee may be exercised by the legal respresentatives of the estate of such optionee or by the person to whom such optionee's rights under the option shall pass by will or the laws of descent and distribution.

Payment of the exercise price for options granted under the Stock Purchase Plan may be made in cash, by check payable to the order of F&M Bancorp, with shares of F&M Bancorp Common Stock to the extent the fair market value of such shares, or a combination thereof, at the time of the exercise of the option.

TERMINATION OF EMPLOYMENT
In the event of the termination of an optionee's employment for any cause (other than death, disability or retirement), whether by reason of resignation or discharge, each option granted to such optionee shall terminate immediately prior to such termination.

Each option granted to an optionee shall terminate twelve (12) months from the date of such optionee's death, provided such optionee at the time of his or her death was in the employ of Pataspsco or F&M Bancorp.

TRANSFERABILITY
Each option granted under the Stock Purchase Plan is not transferable except by will or the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee.

PURCHASE OF SHARES FOR INVESTMENT
Each optionee and each other person who shall exercise an option shall represent and agree that all shares pursuant to such option will be purchased for investment and not for distribution or resale thereof.

AMENDMENT; TERMINATION
Unless the Stock Purchase Plan shall theretofore have been terminated by the Board, the Stock Purchase Plan shall terminate on February 17, 2008. The Board shall have the right, at any time, to suspend, amend or terminate the Stock Purchase Plan; provided, however, that no termination of the Stock Purchase Plan shall affect or impair the rights of an optionee under any option previously granted under the Stock Purchase Plan.

RESTRICTIONS ON RESALE

This Prospectus does not cover sales or other dispositions of the F&M Bancorp Common Stock received under the Stock Purchase Plan by any person who may be deemed to be an affiliated person. Such sales or other dispositions may be made in compliance with the registration requirements of the federal securities laws or the requirements of Rule 144 promulgated thereunder, without being subject to the holding period requirement of such rule, or may be made pursuant to another exemption from such registration. There will be no such restrictions upon sales or other dispositions of F&M Bancorp Common Stock by recipients who are not affiliated persons. An affiliated person, for purposes of the federal securities laws, generally means a senior officer, director or other person who is deemed to control F&M Bancorp.

CERTAIN FEDERAL INCOME TAX EFFECTS

The following discussion of certain relevant federal income tax effects applicable to options granted under the Stock Purchase Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. It is recommended that holders of options consult their tax advisers before exercise of any option granted under the Stock Purchase Plan and before disposing of any shares of F&M Bancorp Common Stock acquired upon the exercise thereof or otherwise pursuant to the Stock Purchase Plan. Different rules may apply in the case of an optionee who is subject to the reporting requirements of
Section 16(a) of the Exchange Act. All options granted under the Stock Purchase Plan are qualified options entitled to special tax treatment under section 423 of the Code.

QUALIFIED OPTIONS
An optionee will not be taxed upon the grant of a qualified option. If stock acquired pursuant to the timely exercise of a qualified option is later disposed of, and if the stock is a capital asset of the optionee, the optionee will, except as noted below, recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the exercise price. F&M Bancorp, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the qualified option or the sale of such stock by the optionee.

If, however, stock acquired pursuant to the exercise of a qualified option is disposed of by the optionee prior to the expiration of two years from the date of grant of the qualified option or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the qualified option is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of his ordinary income. In such case, F&M Bancorp may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income. Any capital gain recognized by the optionee will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon how long the stock had been held as of the date of such disposition.

The amount by which the fair market value of the stock on the exercise date of a qualified option exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

EXERCISE WITH SHARES
Generally, an optionee who pays the option price upon exercise of a qualified option, in whole or in part, by delivering shares of F&M Bancorp Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for qualified options. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the optionee's ordinary income, and the holding period for such additional shares will commence on such date.

                    AVAILABLE REGISTRANT AND PLAN INFORMATION

This Prospectus hereby incorporates by reference the documents that have been incorporated by reference in Item 3 of Part II of F&M Bancorp's registration statements on Form S-8 for shares issuable under the Stock Purchase Plan filed with the Securities and Exchange Commission ("SEC") on or before the date of this prospectus. These documents include F&M Bancorp's annual report on Form 10-K for its most recent fiscal year, F&M's subsequently filed quarterly reports on Form 10-Q and reports that F&M Bancorp has filed with the SEC subsequently or will file with the SEC in the future, such as reports on Forms 8-K, 10-K and 10-Q. Copies of any or all of these documents, excluding exhibits not specifically incorporated by reference in such documents, will be provided upon request without charge to any participant. A copy of the plan document will also be provided upon request without charge to any participant.

A copy of F&M Bancorp's most recent annual report to stockholders has been delivered or is being delivered with this Prospectus, and an additional copy of such report will be furnished upon request without charge to any participant. F&M Bancorp will also provide without charge to each participant all other stockholder communications and other reports furnished to stockholders of F&M Bancorp on a continuing basis.

All written or oral requests for documents or information should be directed to Gordon M. Cooley, Esq., F&M Bancorp's Secretary and General Counsel, at the address and telephone number indicated on page 3 hereto.